© 2 0 1 6 B e h rin g e r 3687-1 May 19, 2016 Behringer Harvard Opportunity REIT II, Inc. 2016 First Quarter Update Parkside Apartments, Sugar Land, TX Exhibit 99.1

© 2016 Behringer Dial-In and Replay Information To listen to today’s call: Dial: 866-323-9095 Conference ID: 2808124 For a replay of today’s call: Dial: 888-203-1112 Conference ID: 2808124

© 2016 Behringer Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

© 2016 Behringer Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: • market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our investments are located; • the availability of cash flow from operating activities for special distributions, if any; • conflicts of interest arising out of our relationships with our advisor and its affiliates; • our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; • our level of debt and the terms and limitations imposed on us by our debt agreements; • the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; • our ability to make accretive investments in a diversified portfolio of assets; • future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; • our ability to secure leases at favorable rental rates; • our ability to sell our assets at a price and on a timeline consistent with our investment objectives; • impairment charges • unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and • factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission.

© 2016 Behringer Agenda • Notable Events • Financial Review • Portfolio Updates • Strategy Review • Questions Gardens Medical Pavilion, Palm Beach Gardens, FL

© 2016 Behringer Notable Events • Board continuing to consider orderly disposition of assets • Total of $3.50 per share in special distributions paid since inception, as previously reported • Regular and special distributions paid total approximately $120 million since inception, approximately 45% of capital raised Courtyard by Marriott at Coconut Beach, Kauai, HI

© 2016 Behringer Notable Events (cont.) • Agreement to sell Lakewood Flats for contract price of $68.8 million • Acquired in 2014 for contract price of $60.5 million • Parkside Apartments renovations complete • Current average effective in-place rent is $1.29/sf, up 11% YOY • Last 20 new leases at average of $1.32/sf • Construction of multifamily project in Denver expected to be completed in second quarter Lakewood Flats, Dallas, TX

© 2016 Behringer Financial Review Selected Financial Data (Dollars in thousands) Funds From Operations* (Per share) * For a reconciliation of Funds From Operations to Net Income, refer to Current Report on Form 8-K filed on May 19, 2016. 2016 2015 Change % Change Rental Revenue 7,319$ 8,486$ (1,167)$ (13.8%) Property Operating Expenses 2,283$ 2,897$ (614)$ (21.2%) Hotel Revenue 5,131$ 4,828$ 303$ 6.3% Hotel Operating Expenses 3,448$ 3,158$ 290$ 9.2% Gain on Sale of Real Estate -$ 5,320$ (5,320)$ (100.0%) Three Months Ended March 31, Cash Position (In thousands) 2016 2015 Change $0.07 $0.05 $0.02 Three Months Ended March 31, March 31, December 31, 2016 2015 Change $37,990 $76,815 ($38,825)

© 2016 Behringer Financial Review (cont.) Portfolio Debt (Dollars in thousands) Interest Maturity Description 3/31/16 Rate Date Courtyard - Kauai 38,000$ 30-day LIBOR +0.95%(1)(2) 05/09/17 Gardens Medical Pavilion 13,200 4.90% 01/01/18 River Club and the Townhomes at River Club 24,203 5.26% 05/01/18 Parkside(3) 10,378 5.00% 06/01/18 Arbors Harbor Town 25,011 3.99% 01/01/19 Lakes of Margate 14,433 5.49% and 5.92% 01/01/20 22 Exchange 19,500 3.93% 05/05/23 144,725$ (4) (1) 30-day LIBOR w as 0.44% at March 31, 2016. (2) LIBOR capped by hedge at 5.0% through October 2016. (3) Includes $0.4 million of unamortized premium related to debt assumption (4) Excludes Lakew ood Flats, w hich w as classif ied as real estate held for sale at March 31, 2016. • Total Debt/Total Assets at March 31, 2016 was 59.3% (including unamortized premium associated with Parkside and excluding real estate held for sale and deferred financing fee.) • The weighted average interest rate at March 31, 2016 was 3.8% (excluding real estate held for sale). • The weighted average remaining loan term at March 31, 2016 was 2.8 years (excluding real estate held for sale). Balance as of

© 2016 Behringer Behringer Harvard Opportunity REIT II Portfolio River Club 22 Exchange STUDENT HOUSING INVESTMENTS Courtyard by Marriott - Kauai Gardens Medical Pavilion Prospect Park Development Mezzanine Financing MULTIFAMILY INVESTMENTS Parkside Apartments Lakes of Margate Arbors Harbor Town Lakewood Flats

© 2016 Behringer Portfolio Update  Arbors Harbor Town, Memphis, Tennessee • 98% occupied • Current average effective in-place rent is $1.19/sf, flat YOY • Last 20 new leases at average of $1.30/sf • Expect rents to recover for full year 2016  Lakes of Margate, Margate, Florida • 94% occupied • Current average effective in-place rent is $1.49/sf, up 5% YOY • Last 20 new leases at average of $1.54/sf Courtyard Kauai, Hawaii • Revenues: +6.3% YOY • ADR: +3.6% YOY • Occupancy: Steady at 90% • RevPAR: +2.9% YOY • NOI: Unchanged YOY • Addressing inefficiencies in F&B business

© 2016 Behringer Portfolio Update (cont.) River Club Apartments and Townhomes, University of Georgia • 92% preleased for 2016-17 school year • 15 percentage points better than local market • Prelease rental rates are higher than last year  22 Exchange, University of Akron • 66% preleased for 2016-17 school year, compared with 70% last year • Strong competition in local market  Gardens Medical Pavilion, Palm Beach Gardens, Florida • 71% leased, compared with 61% at same time last year • Leasing activity is increasing

© 2016 Behringer Operating Strategy 1875 Lawrence, Denver, CO • Manage assets to create liquidity for shareholders • Continue to focus on identifying the appropriate time to sell remaining assets • Continue to consider additional special cash distributions from asset sales • Maintain a strong balance sheet, which provides flexibility to execute

© 2016 Behringer Playback Information • Presentation and playback will be available at behringerinvestments.com under “Prior Programs Resources” • A dial-in playback will be available at 888-203-1112; use conference ID 2808124 • Playbacks will be available until June 17, 2016.